Copyright © 2026 Selective Insurance Group, Inc. All rights reserved. Exhibit 99.3 SECOND QUARTER

SAFE HARBOR STATEMENT We make certain statements and reference other information in this presentation that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve uncertainties and known and unknown risks and other factors that may cause actual results, activity levels, or performance to materially differ from those in or implied by the forward- looking statements. We discuss factors that could cause our actual results to differ materially from those we project, forecast, or estimate in forward- looking statements in further detail in Selective’s public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require. This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including “non-GAAP operating earnings per share,” “non-GAAP operating income,” “non-GAAP operating return on equity,” and “adjusted book value per share.” Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures are available in our Annual Report on Form 10-K and our Supplemental Investor Package, both found on our website www.selective.com under “Investors/Reports & Earnings.” Our commentary references non-GAAP measures we and the investment community use to make it easier to evaluate our insurance business. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to unduly rely on these non-GAAP measures in assessing our overall financial performance. 2

Every day, our interactions with our customers and distribution partners reinforce the importance of our role in rebuilding lives and businesses, making communities safer, and supporting economic expansion. 4

A+ (Superior) rating by AM Best ROE: 1H26: 13.0% 2025: 14.4% 5-Year average: 11.9% 10-year average: 11.5% 35th largest P&C carrier in the United States* $4.9B of net premiums written in 2025 Added 100 agency locations in 1H26 Expanding geographically with the goal of a near national footprint Combined Ratio: 1H26: 98.1% 2025: 97.2% 5-Year average: 96.9% 10-year average: 95.4% Standard Commercial Lines Segment comprises 79% of Net Premiums Written 5 A LEADER IN U.S. PROPERTY & CASUALTY INSURANCE *Based on 2025 net premiums written in AM Best’s annual list of “Top 200 U.S. Property/Casualty Writers” NASDAQ: SIGI (Common Stock) NASDAQ: SIGIP (Preferred) INVESTOR.RELATIONS@SELECTIVE.COM

Diversify revenue and income by leveraging our integrated product model to deliver better end-to-end customer experience and profitable growth in priority segments. Relentlessly improve on the fundamentals. Adopt and enhance practices that drive superior individual and portfolio-level outcomes in risk selection, loss prediction, pricing, and claims. Advance our use of data and technology (including AI) to transform raw information into actionable insights that drive better decisions and increase operational efficiency. Build a more connected, accountable, and empowered organization by developing talent and aligning on prioritized goals. 6 ORGANIZATIONAL PRIORITIES

DIFFERENTIATED OPERATING MODEL

UNIQUE FIELD MODEL	• Underwriting, claims, and risk management specialists placed alongside our customers and distribution partners • Proven ability to develop and integrate actionable tools • Enables effective portfolio management in balancing rate and retention
FRANCHISE VALUE DISTRIBUTION MODEL WITH HIGH-QUALITY PARTNERS	• Approximately **1,680 distribution partners** selling our standard lines products and services at about 2,940 office locations* ○ ~730 of these distribution partners sell our personal lines products ○ ~80 wholesale agents sell our E&S business ○ ~6,520 distribution partners sell National Flood Insurance Program products across 50 states

2025 NET PREMIUMS WRITTEN



$4.9 BILLION
79%
Standard Commercial Lines
8%
Standard Personal Lines
13%
Excess and Surplus Lines

*Figures as of year-end 2025

SELECTIVE INSURANCE® | 7

8 0% 5% 10% 15% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H 2026 SIGI Peer Avg. NON-GAAP OPERATING ROE* Note: Peer Average includes CINF, CNA, HIG, THG, TRV, and UFCS Note: 10-year avg based on 2016-2025 *Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non-GAAP financial measures **Based on average equity OPERATING ROE* 2025 2024 Investments 13.3% 12.8% Underwriting 3.4% (3.7)% Other (2.5)% (2.0)% Total 14.2% 7.1% Generating ROEs exceeding our cost of capital and peer group average over time 100 basis points of combined ratio translates to ~110 basis points of ROE** 100 basis points of pre-tax investment yield translates to ~270 basis points of ROE** SIGI 10-YEAR AVERAGE: 12.1% Peer 10-Year Average: 9.2% 12.8%

SUSTAINED TRACK RECORD OF PROFITABILITY

NPW CAGR VS. AVERAGE COMBINED RATIO



10-YEAR NPW CAGR
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
SIGI
Industry
106%
104%
102%
100%
98%
96%
94%
10-YEAR AVERAGE COMBINED RATIO

COMBINED RATIO (AVERAGE & VOLATILITY)



10-YEAR AVERAGE COMBINED RATIO
105%
100%
95%
90%
Industry
SIGI
0
1
2
3
4
5
6
7
10-YEAR STANDARD DEVIATION OF COMBINED RATIO

SELECTIVE INSURANCE®
9

Note: White dots represent P&C peers: CINF, CNA, HIG, THG, TRV, and UFCS; 10-year avg based on 2016-2025
Industry Source: © 2025 Conning, Inc. Used with permission. [Statutory data]
CAGR = Compound Annual Growth Rate

10 92.2% 98.1% 85% 90% 95% 100% 105% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H26 $0B $1B $2B $3B $4B $5B 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 N P W $4.9M With current market share of ~1.5% in Commercial Lines, Selective has meaningful runway to deliver above-industry growth TRACK RECORD OF DISCIPLINED, PROFITABLE GROWTH 8.9% CAGR* *Compound annual growth rate **Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development N E T P R E M I U M S W R I T T E N C O M B I N E D R A T I O Underlying Combined Ratio** Reported GAAP Combined Ratio

11 PATH FOR PROFITABLE GROWTH ADVANCING DIVERSIFICATION THROUGH GEOGRAPHIC AND E&S EXPANSION, ALONG WITH PERSONAL LINES MASS AFFLUENT STRATEGY STANDARD COMMERCIAL LINES FOOTPRINT: Expansion States since 2017 Targeting 3% market share in existing footprint over the long-term • Targeting 12% share of wallet with existing distribution partners • Targeting 25% agent market share in existing markets Disciplined approach to geographic expansion • Added sixteen states to our Standard Commercial Lines footprint since 2017 • Goal of operating our Standard Commercial Lines business with a near national footprint; operating model will vary by market 100 new agency appointments in the first half of 2026 • Focused on growing with existing partners and strategically appointing new agency location in our existing footprint STANDARD COMMERCIAL LINES Transition to mass affluent well underway Better aligns our organizational capabilities with a market where we believe we can succeed over the long term STANDARD PERSONAL LINES Opportunistic, profitable growth strategy Expansion of capabilities and products EXCESS & SURPLUS LINES Core Footprint prior to 2017

2026 GUIDANCE* GAAP COMBINED RATIO: 96.5% to 97.5% • 6 points of catastrophe losses • Assumes no prior year casualty reserve development AFTER-TAX NET INVESTMENT INCOME: $480M OVERALL EFFECTIVE TAX RATE: 21.5% WEIGHTED AVERAGE DILUTED SHARES: 60.2M *as of July 23, 2026 12

14 STANDARD COMMERCIAL LINES 79% OF 2025 NET PREMIUMS WRITTEN (NPW) • Account-based approach with granular data and sophisticated tools to support underwriting decisions • Focus on maintaining underwriting discipline and achieving price adequacy • Targeting renewal pure price increases and mix improvement to drive margin improvement • Underwriting refinements focused on underperforming areas 38 STATE & DC FOOTPRINT CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey; 1H26 pricing is as of 1Q26 6.8% 2.5% 76% 80% 84% 88% 0% 4% 8% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H26 R E T E N T I O N P R I C I N G Retention Renewal Pure Price CLIPS Pricing 99.7% 94.2% 85% 95% 105% $0B $2B $4B $6B 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H 2026 NPW GAAP Combined Ratio Underlying Combined Ratio N P W C O M B I N E D R A T I O

15 PORTFOLIO APPROACH DRIVES BUSINESS MIX IMPROVEMENT PORTFOLIO MANAGEMENT APPROACH YIELDS HIGHER RETENTION AND RATE ACCOUNT-SPECIFIC PRICING, INCLUDING: • Predictive modeling • Relative loss frequency and severity • Pricing deviation • Hazard and segment considerations 2025 DPW MIX 1% Bonds 26% Mercantile & Services 43% Contractors 14% Manufacturing & Wholesale 16% Community & Public Services 2 Q 2 6 v s 2 Q 2 5 C O M M E R C I A L L I N E S P R I C I N G B Y R E T E N T I O N G R O U P R e t e n t i o n ( L i n e s ) a n d R e n e w a l P u r e P r i c e ( B a r s ) 50% 60% 70% 80% 90% 0% 4% 8% 12% 16% 20% Excellent Above Average Average Below Average Low & Very Low R E N E W A L P U R E P R I C E P O I N T O F R E N E W A L R E T E N T I O N RETENTION RATE % of 2Q26 Premium 22% 24% 29% 15% 11%

16 EXCESS & SURPLUS LINES 13% OF 2025 NET PREMIUMS WRITTEN • Profitable and growing portfolio of commercial risks • Small and middle market focus with $6,000 average premium per policyholder • Modernized technology platform • ~80 wholesale general agents with limited binding authority within prescribed underwriting and pricing guidelines 50 STATE & DC FOOTPRINT 3.6% 0% 3% 5% 8% 10% 2018 2019 2020 2021 2022 2023 2024 2025 1H 2026 R E N E W A L P U R E P R I C E 90.7% 86.5% 70% 80% 90% 100% 110% 120% $0M $100M $200M $300M $400M $500M $600M 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H 2026 NPW GAAP Combined Ratio Underlying Combined Ratio N P W C O M B I N E D R A T I O

17 STANDARD PERSONAL LINES 8% OF 2025 NET PREMIUMS WRITTEN • Strategic shift to mass affluent target market well underway • Strong existing product set and servicing capabilities • Profitability improvement driven by pricing and tighter terms and conditions • Expected future growth in states where pricing aligns with profitability objectives 15 STATE FOOTPRINT 9.6% 0% 5% 10% 15% 20% 25% 2021 2022 2023 2024 2025 1H 2026 R E N E W A L P U R E P R I C E 94.1% 81.4% 70% 80% 90% 100% 110% 120% $0M $100M $200M $300M $400M $500M 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H 2026 NPW GAAP Combined Ratio Underlying Combined Ratio N P W C O M B I N E D R A T I O

18 CONSERVATIVE INVESTMENT PORTFOLIO LONG-TERM INVESTMENT APPROACH SUPPORTING BALANCE SHEET STRENGTH • Disciplined, insurance-aligned portfolio designed to generate durable income, protect capital, and deliver attractive long-term returns • High credit quality, well-diversified portfolio constructed to perform across market cycles • 91% allocation to fixed income and short-term as of 6/30/26: o 97% rated investment grade o 4.3-year effective duration o A+ average credit rating • Growth in invested assets driven by profitable insurance operations and strong operating cash flows INVESTMENT PORTFOLIO, 6/30/26 $11.6 B 4.1% 0% 1% 2% 3% 4% $4B $6B $8B $10B $12B 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H 2026 Invested Assets After-Tax Portfolio Yield 13.6% 0% 3% 6% 9% 12% $0M $100M $200M $300M $400M 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H 2026 After-Tax NII NII ROE I N V E S T E D A S S E T S A F T E R - T A X P O R T F O L I O Y I E L D A F T E R - T A X N E T I N V E S T M E N T I N C O M E O P E R A T I N G R E T U R N O N E Q U I T Y 4% Equities 5% Alts & Other 3% Short-Term 88% Fixed Income

20 Industry Source: © 2026 AM Best. Used with permission. ENTERPRISE RISK MANAGEMENT STRONG BALANCE SHEET AND UNDERWRITING CONTROLS WITH PRUDENT RESERVING PRACTICES CATASTROPHE LOSS MITIGATION INITIATIVES INCLUDE: • Exposure management, including strict coastal guidelines • Focus on geographic diversification and growth that minimizes peak peril aggregations • Prudent reinsurance program 1-IN-250 PROBABLE MAXIMUM LOSS* AS A % OF GAAP EQUITY I M P A C T O F C A T A S T R O P H E L O S S E S O N C O M B I N E D R A T I O 3.5 7.6 0 2 4 6 8 10 C O M B I N E D R A T I O P O I N T S SIGI Industry Average 7% 4% 5% 0% 10% 2023 2024 2025 *Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 1/1/26; GAAP equity as of 12/31/25 A V E R A G E P R E M I U M P E R P O L I C Y H O L D E R STANDARD COMMERCIAL EXCESS & SURPLUS PERSONAL LINES $20.6K $6.0K $4.1K

21 PRUDENT REINSURANCE STRUCTURE 2026 PROPERTY CATASTROPHE TREATY HIGHLIGHTS: • $1.5B exhaustion point and $100M retention • Top layer of $700M x $800M is 71% collateralized • 1-in-250 PML = 5% of GAAP equity PROPERTY EXCESS OF LOSS TREATY COVERS LOSSES UP TO $115M IN EXCESS OF $5M RETENTION ON A PER RISK BASIS CASUALTY EXCESS OF LOSS TREATY COVERS LOSSES UP TO $87M IN EXCESS OF $3M RETENTION ON A PER OCCURRENCE BASIS 2 0 2 6 P R O P E R T Y C A T A S T R O P H E P R O G R A M $700M IN EXCESS OF $800M 46% covered through Catastrophe Bond (3-year risk period ending December 2026) 93% Placed $400M IN EXCESS OF $400M 100% Placed $200M IN EXCESS OF $200M 100% Placed $100M IN EXCESS OF $100M 100% Placed RETENTION: $100M

DISCIPLINED FINANCIAL PLANNING & RESERVING PRACTICES QUARTERLY RESERVE REVIEW Strong reserve discipline facilitated by in-depth quarterly reserve reviews, semi-annual independent reviews, and independent year- end opinion DETAILED PLANNING PROCESS Detailed ground up premium, expense, and loss planning, with monthly forecasts SPECIFIC UNDERWRITING & PRICING ACTIONS Rate analyses, predictive modeling, and policy level guidance facilitate specific pricing and underwriting actions RIGOROUS RESULTS MONITORING Extensive pricing, underwriting, and claims results monitoring provides on-going feedback 22

23 OTHER LIABILITY OCCURRENCE ACCIDENT YEAR NET LOSS & DCC* RATIO (STATUTORY) 71.7% 45% 50% 55% 60% 65% 70% 75% 80% 85% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 *DCC = Defense & Cost Containment **Data sourced from Schedule P Initial: initial loss ratio booked for each accident year** @ 36 Months: loss ratio at third year-end evaluation** YE-25: loss ratio as of year-end 2025** S E L E C T I V E P & C I N D U S T R Y 67.6% 45% 50% 55% 60% 65% 70% 75% 80% 85% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 For more mature accident years, Selective’s booked loss ratio at 36 months is similar to the loss ratio at the most recent report (year-end 2025). For the industry, there has been a more meaningful amount of unfavorable development after 36 months. We believe this points to the quality of our reserving process. Based on preliminary Schedule P information

24 COMMERCIAL AUTO LIABILITY ACCIDENT YEAR NET LOSS & DCC* RATIO (STATUTORY) 74.6% 45% 50% 55% 60% 65% 70% 75% 80% 85% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 *DCC = Defense & Cost Containment **Data sourced from Schedule P Initial: initial loss ratio booked for each accident year** @ 36 Months: loss ratio at third year-end evaluation** YE-25: loss ratio as of year-end 2025** S E L E C T I V E P & C I N D U S T R Y 73.6% 45% 50% 55% 60% 65% 70% 75% 80% 85% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Similar to Other Liability Occurrence, Commercial Auto liability loss ratios in more mature accident years at 36 months are closer to the loss ratio at the most recent report (year-end 2025) for Selective versus the industry. Based on preliminary Schedule P information

25 WORKERS COMPENSATION ACCIDENT YEAR NET LOSS & DCC* RATIO (STATUTORY) 66.1% 45% 50% 55% 60% 65% 70% 75% 80% 85% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 *DCC = Defense & Cost Containment **Data sourced from Schedule P Initial: initial loss ratio booked for each accident year** @ 36 Months: loss ratio at third year-end evaluation** YE-25: loss ratio as of year-end 2025** S E L E C T I V E P & C I N D U S T R Y 71.3% 45% 50% 55% 60% 65% 70% 75% 80% 85% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 For Workers Compensation, both Selective and Industry have reported favorable development within the first 36 months of an accident year, with additional favorable development after 36 months. Based on preliminary Schedule P information

Operating cash flow of $450M in 1H26, compared to $1.2B in 2025 Issued $400M of Senior Notes in February 2025 NPW-to-Surplus ratio of 1.30x as of 6/30/26 We believe investing in profitable, organic growth is the most attractive long-term capital deployment opportunity Target 20-25% dividend payout ratio over time Quarterly dividend increased 13%, to $0.43 per common share, in 4Q 2025 Board approved a $200M share repurchase authorization in 2025 Repurchased $86M of common stock in 2025 and $62M in 1H26 $108M of remaining authorization at 6/30/26 26 STRONG CAPITAL POSITION AM BEST: A+ FITCH: A+ S&P: A MOODY’S: A2 FINANCIAL STRENGTH RATINGS

27 31.0% 28% 29% 30% 31% 32% 33% 34% 35% 36% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H 2026 G A A P E X P E N S E R A T I O BALANCING EXPENSE DISCIPLINE WITH STRATEGIC INVESTMENTS STRATEGIC INVESTMENTS INCLUDE: • Small Business and E&S platforms • Claim system modernization • Geographic expansion • Customer experience AREAS FOR OPERATIONAL ENHANCEMENTS INCLUDE: • Further leveraging our use of data, analytics, and technology, including artificial intelligence • AI claims tools • Automation of Contractual Risk Transfers

28 FOCUS ON ROE* AND GROWTH IN BOOK VALUE PER SHARE $58.13 $0 $10 $20 $30 $40 $50 $60 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 6/30/2026 B O O K V A L U E P E R S H A R E GENERATING NON-GAAP OPERATING ROE* IN LINE WITH OUR LONG-TERM TARGET SUPERIOR GROWTH IN BOOK VALUE PER SHARE EXPECT HIGHER TOTAL SHAREHOLDER RETURNS OVER TIME *Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non-GAAP financial measures

Help our customers put their lives and businesses back together after experiencing a covered loss Help make our customers and communities safer Support economic growth by providing capital that protects against covered losses and allows businesses to invest confidently in their operations “A” rating from MSCI Solar facility generated approximately 3.3M kWh of energy in 2025 that we sell to others Continue sharing our approach to climate-related risks and opportunities through the publication of our Task Force on Climate- related Financial Disclosures 30 OUR APPROACH TO SUSTAINABILITY SUSTAINABILITY INITIATIVES ARE EMBEDDED INTO SELECTIVE’S BUSINESS. WE AIM TO DELIVER SIGNIFICANT VALUE OVER TIME TO OUR CUSTOMERS, DISTRIBUTION PARTNERS, EMPLOYEES, AND SHAREHOLDERS. OUR PRIMARY OBJECTIVES ARE TO: KEY SUSTAINABILITY ACCOMPLISHMENTS:

Copyright © 2026 Selective Insurance Group, Inc. All rights reserved. Exhibit 99.3 SECOND QUARTER